EXHIBIT 99.1

GOVERNMENT UTILITIES OIL AND GAS RAIL CHEMICAL DISTRIBUTION INVESTOR PRESENTATION OTCQX: DUOT DECEMBER 2019

2 Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements,” within the meaning of the U . S . Securities Act of 1933 , as amended and the U . S . Securities Exchange Act of 1934 , as amended, or the “Exchange Act . ” Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections . OTCQX: DUOT

3 Who We Are Headquartered in Jacksonville, FL Staff of 74 employees and 11 full - time contractors ( 85 Total) Design, develop and implement Advanced Intelligent Technologies ▪ Intelligent Sensor and Data Acquisition ▪ Inputs from virtually any sensor or data output/input, with ▪ Artificial intelligence (AI) Analytics ▪ Enterprise Information Management (EIM) ▪ Translate and present that information to end users creating: ▪ Turnkey Engineered Solutions Industry - agnostic with current focus on: Rail transportation (highlighted in this presentation) Retail distribution centers Critical infrastructure security Feb. 2019 – Launched AI and deep learning subsidiary true vue360 TM 3 Multiple patents granted and/or pending

4 Connected Intelligence • Increasing Complexity of Advanced Intelligent Technologies • Multi Skill Requirements • Industry - wide Trend to Outsource Development and Maintenance of Complex Technology systems • Duos differentiator: » We provide end - to - end solutions Turnkey Data Capture Analytics via AI End User Interface true vue 360 TM duos tech 4

5 $60B North American Rail Market - Significant Revenue Drivers NORTH AMERICAN RAIL MARKET DATA 60B Freight Rail Network 1.56M Freight Cars 26,500 Locomotives 140,000 Miles of Class 1 Track 500+ Freight Rail Yards 21 Regional Railroads 510 Local Railroads $ Source: US Federal Railroad Administration Source: The Wall Street Journal (April 2019) 5 • Railcar inspections are mandated by the Federal Railroad Administration (FRA). • Each railcar requires mechanical inspection prior to leaving a rail yard • Average dwell time: 3 hours » Freight railroads generally have operated the same way for more than a century: » Recently the business model has changed significantly » Now railroads want to run more like commercial airlines , where departure times are set. “ Precision - scheduled railroading … sparked a stock rally that has added tens of billions of dollars to railroad values in the past six months.” Source: Cowen Washington Research Group Source: The Wall Street Journal (April 2019) However, the market for automated solutions is virtually unpenetrated . Precision Railroading is based on: » Significant labor force reduction » Addition of significant technologies to streamline the mechanical inspection process » Analysts expect “the North American freight rail network to near full automation in seven years … [that] could come in as a significant traffic growth opportunity.” $$$ Analysts expect “the North American freight rail network to near full automation in seven years …

6 The Future of Railcar Mechanical Inspections • Industry is rapidly shifting to new technology • Precision railroading requires change in maintenance strategies duos tech r i p ® solution: • Remote, four - sided (360 ° ), automated mechanical inspection while traveling at speeds ≥ 120 MPH before train enters a yard OTCQX: DUOT r i p ® Railcar Inspection Portal Benefits of r i p ® Reduction/shift of field labor (Finders become Fixers) Substantial reduction of dwell time per train Increased safety, accuracy and efficiencies Increase in average system velocity Prevent derailments Substantial savings, impact on rail operator’s bottom line r i p ® 360 o inspection

Our Rail Applications

rip® Railcar Inspection Portals

FREIGHT MODULES		TRANSIT MODULES	
vue®	Vehicle Undercarriage Examiner	**trackAware®**	Track Intrusion Detection System
tvue®	Thermal Vehicle Undercarriage Examiner	**apis®**	Automated Pantograph Inspection System

centraco®

Inspection Workflow Software Platform



duostech
connected intelligence

OTCQX: DUOT

rip® Railcar Inspection Portal

Recent Developments:
Canadian National ➢ **5** Inspection portal systems completed
➢ **2** Inspection Portals scheduled completion Q4/2019
KCSM ➢ **1** Inspection Portal under contract, substantial completion Q4/2019, final installation Q1/2020 ➢ Considered a pilot for future expansion
CSX ➢ **1** Inspection Portal under contract, scheduled completion: Q4/2019 ➢ Considered a pilot for future expansion
Under current negotiations or RFP shortlisted ➢ National Rail Carrier ➢ Major City Metro Systems ➢ Strategic Partnership w significant Rail manufacturer

FINANCIAL POST



Emily Jackson - June 4, 2019 4:19 PM EDT ejackson@nationalpost.com

CN Rail expects automation to save up to $400 million over next three years

Artificial intelligence can inspect 120 cars in the same time it takes a worker to check a single car duostech
connected intelligence

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a duos tech company The Future of Duos Technologies NEURAL NETWORKING our artificial intelligence subsidiary

10 Our Solutions: Duos/ true vue 360 has created a platform for model/application development, algorithm creation and analysis of images and sensor data to discover: Performance Anomalies Security Threats Mechanical Defects Predictive maintenance issues Where We’re Going 10 Strategic Vision: To Build a Leading - Edge AI Development Platform Build Machine Learning Models Ability to develop industrial - strength AI applications Market to Targeted Industries Streamline manual processes with demonstrated ROI Build Long - Term, High - Margin Recurring Revenue How We’ll Get There

11 11 Leading the Way in Intelligent Technologies Who Our Subsidiary - What Focused on AI, deep learning solutions – industry agnostic When Current deployments: multiple customers - rail car inspections, gate automation (logistics), security applications 22 models completed or in learning mode In the immediate future >65 models expected to be completed by Q3/2020 Why This new technology enables computers to continuously learn new concepts from raw data Artificial Intelligence Team Europe 11 Senior Sftw. Engineers Jacksonville, FL 5 Senior Data Scientists 27 Jr. Engineers David Ponevac (CTO) 2 Sftw. Program Managers 44 Total Engineers Pricing consists of: • Upfront charge per model development • Annual Upfront License charge • per model/algorithm • per site Business Model truevue360™ Roadmap


*Expected Timing
2019
Q1
Q2
Q3
2020
2021
*
✓ Establish company, resources and begin platform development
✓ Launched AI and deep learning subsidiary truevue360™
✓ Release first version of platform
✓ Establish modeling hardware
✓ First revenues from existing customers
✓ Expanded contract with Class 1 freight railroad for ~$1.0M in recurring rev. over 5-year contract
• Sales team hired and executing
• Significantly grow revenues
• Expand into other industries beyond rail
• Further scaled revenue growth
• Cumulative cashflow positive

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Financial Overview

14 Consolidated Income Statement (in ‘000s) 2019 Guidance 9 Mos 2019 (Unaudited) 9 Mos 2018 (Unaudited) TTM (6/30/19) (Unaudited) FY 2018 Revenue $13.5 - $14.0M $7,896 $9,490 $13,359 $12,048 Cost of Sales 4,566 5,428 7,583 6,844 Gross Profit 3,330 4,062 5,776 5,204 % of Revenue 42% 43% 43%* 43%* Operating Expenses 6,365 4,796 7,878 6,774 Income (Loss) from Operations (3,035) (734) (2,102) (1,569) Other Income (Expense) (15) (11) (7) (11) Net Income (Loss) ($3,050) ( $745) ($2,109) ($1,580) EPS (LPS) (0.13) ($0.04) (0.08) (0.08) OTCQX: DUOT FINANCIAL REVIEW (2018 – 2020) 2018: Record topline revenues with key clients in target markets 2019 : Ongoing growth and investment in AI resources 2020: Recurring revenue expansion driven by true vue360™ 2020 GUIDANCE 2020 initial revenue guidance is $20 million Expected recurring revenue component to be ~15% *Excluding certain “one - off” pass through revenues for construction, the Gross Margin on Revenue was closer to historical norms of ~50%

15 Balance Sheet Data Analysis (in ‘000s) Current Assets $4,026 Current Liabilities (excluding Contract Liabilities & Deferred Revenue) 3,729 Operating Expense Coverage $297 Cash 12/2/19 $726 Estimated operating cash receipts in next 30 Days* Estimated cash usage in the next 30 Days* $2,949 $2,633 * Based on current billings, anticipated receipts and operating expenses ** Jan A/R Collections anticipated to be 1.5M OTCQX: DUOT Based on September 30, 2019 10Q (Unaudited) Estimated cash on hand Q4: $527**

16 as of 11/30/2019 (in millions) Common Stock 27.6 Warrants Options 18.9* 2.4** 2.3*** Series B Convertible Preferred (CSE) 3.4 Total Share Count Fully Diluted 54.6 Capital Structure * Cash only Exercise Price : $0.55 ** Exercise Price : $0.65 - $1.00+ *** Exercise Price : $1.00 OTCQX: DUOT

17 Experienced Leadership Team Adrian Goldfarb EVP, Chief Financial Officer, Director Mr . Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM . For the last 20 years, Mr . Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member . Mr . Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company’s IT Asset Management business unit . He holds a Bachelors of Arts in Business Administration with a concentration in Finance . Javier Acosta VP, Operations| Operating Subsidiary Mr . Acosta has more than 20 years’ experience in operational and planning leadership roles, having worked with a large Fortune 20 company, as well as with much smaller companies . His leadership, vision, and team building efforts have produced process improvements while fostering strong ties with consumers, distribution channel partners, and organizations world - wide . While at Ford Motor Company, he served across various roles and international assignments providing global contributions to Ford’s industry leading multinational process improvement initiatives . Wm. Scott Carns EVP, interim - Chief Operating Officer| Operating Subsidiary Mr. Carns has extensive experience in information technology with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns was Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. Mr. Carns supports the sales teams for project implementation. He also served in the US Army and attended Kansas State University. Gianni Arcaini Chairman, President, CEO Mr . Arcaini’s thirty - five year executive career began in Europe, leading a range of companies, spanning multiple industries . After immigrating to the United States, Mr . Arcaini formed Environmental Capital Holdings, Inc . (“ECH”), a company focusing on the transfer of technologies from Europe to the U . S . ECH later acquired Duos Engineering B . V . which was later rebranded as Duos Technologies (USA), Inc . , the predecessor company of Duos . In 2002 , Duos Technologies (USA) spun off from ECH and under the leadership of Mr . Arcaini expanded into a broad - based technology company with a special focus on developing technologies for the homeland security industry . Mr . Arcaini is the inventor or co - inventor of all current technologies offered by Duos and is signatory to 14 patents granted or pending . He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages . Connie Weeks EVP, Chief Accounting Officer Ms . Weeks has over twenty - five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management . She has been a key member of the Duos team for almost 30 years . She also oversees the Company’s Human Resources function . OTCQX: DUOT David Ponevac SVP, Chief Technology Officer | Operating Subsidiary Mr. Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments. He has considerable expertise in Objective - C, Java, C#, PHP and many other scripting languages. He is also driving the Company’s Artificial Intelligence efforts including platform development. Previously, he was CTO of Luceon LLC and worked with a range of domestic and international clients operating in the public and private sectors. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science, both from University of Texas, El Paso. Mike Halter VP, Engineering | Operating Subsidiary Mr. Halter is an accomplished technical leader with 29 years of experience in multiple engineering disciplines including electrical, mechanical, chemical, manufacturing, test and software engineering. His career ranges from leading large groups of engineers in multibillion - dollar corporations to directing small engineering teams in start - up companies and driving them from start - up through acquisition. He has served as the technical team lead in obtaining and maintaining ISO9001 and AS9100 certifications with multiple organizations. He currently serves as our Vice President of Engineering and has primary oversight for the development and delivery of Duos products. He holds a Master of Science degree in Electronic Engineering and Instrumentation as well as a Bachelor of Science degree in Physics both from University of Arkansas, Little Rock.

18 Investment Highlights Significant, global market opportunities ▪ Combined North American markets exceed $100B ▪ $60B North American rail industry ▪ $53B Enterprise Information Management (EIM) Market ▪ $ 2B Video Analytics Market ▪ Unquantifiable AI market Growing, tier - one customer base ▪ Multiple, multi - million dollar deployments announced in 2018 with more expected in 2019 Improving financial position ▪ 2018 revenue of $12 million, representing a 210% increase compared to 2017 ▪ 2019 revenue guidance of $13.5 to $14 million OTCQX: DUOT Strong rail industry tailwinds ▪ Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency Superior, proprietary technology ▪ Spent majority of 2018 on further developing in - house technologies to enable exponential scaling in 2019 – 2020 Built for the Future ▪ Launched AI and deep learning subsidiary true vue360 TM earlier this year ▪ Proprietary platform compatible with third party applications ▪ Transition to software focus should lead to increased margins and recurring revenues

19 OTCQX: DUOT Contact Us Duos Technologies Corporate Tracie Hutchins Duos Technologies Group, Inc. 904 - 652 - 1601 tlh@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com